UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 7, 2004


                      ADDVANTAGE TECHNOLOGIES GROUP, INC.
            (Exact name of registrant as specified in its charter)



       Oklahoma                   1-10799                  73-1351610
(State or other jurisdiction    (Commission              (IRS Employer
   of incorporated)             File Number)           Identification No.)



          1605 E. Iola
      Broken Arrow, Oklahoma                                74012
(Address of principal executive office)                  (Zip Code)

                             (918) 251-9121
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01.  Regulation FD Disclosure

On October 7, 2004, ADDvantage Technologies Group, Inc. issued a press release announcing the signing of an international distribution agreement with Scientific-Atlanta. A copy of the press release is furnished as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release Announcing International Distributor Agreement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADDVANTAGE TECHNOLOGIES GROUP, INC.


Dated:  October 7, 2004             /s/  Dee Cooper
                                    ------------------------------
                                    By:  Dee Cooper
                                    Its: Controller